2. Income (Loss) Per Common Share	6 Months Ended
Jun. 30, 2012
Net income (loss) per share of common stock:
Income (Loss) Per Common Share

Basic earnings per share is calculated by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period.  Diluted earnings per share is calculated based on the weighted average number of common shares outstanding during the period plus the effect of potentially dilutive common stock equivalents, including warrants to purchase the Company's common stock and convertible preferred stock.  Management has determined that the calculation of diluted earnings per share for the six month period ending June 30, 2012, is not applicable since any additions to outstanding shares related to common stock purchase warrants would be anti-dilutive.

As of June 30, 2012 and 2011, the potentially dilutive common stock equivalents not included in the calculation of diluted earnings per share as their effect would have been anti-dilutive are as follows:

	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Warrants	1,248,779	88,164	1,889,667	139,313
Convertible preferred stock	1,751,005	1,751,005	1,751,005	1,751,005
Total possible dilution	2,999,784	1,839,169	3,640,672	1,890,318